UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

July 1, 2004

Date of Report (Date of earliest event reported)

BLUE MARTINI SOFTWARE, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-30925	94-3319751
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

2600 Campus Drive

San Mateo, California 94403

(Address of principal executive offices, including zip code)

(650) 356-4000

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit	Description of Document

99.1	Press Release, dated July 1, 2004, entitled “Blue Martini Software Announces Preliminary Financial Results for the Second Quarter of 2004.”

Item 9. Regulation FD Disclosure.

This report on Form 8-K is being furnished to report information pursuant to Item 12 – Disclosure of Results of Operations and Financial Condition. See Item 12 below.

Item 12. Disclosure of Results of Operations and Financial Condition.

On July 1, 2004, Blue Martini Software, Inc. issued a press release announcing preliminary financial results for the second quarter of 2004.

A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BLUE MARTINI SOFTWARE, INC.

(Registrant)

Dated:	July 1, 2004
By:	/s/ Eran Pilovsky

Eran Pilovsky

Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description of Document

99.1	Press Release, dated July 1, 2004, entitled “Blue Martini Software Announces Preliminary Financial Results for the Second Quarter of 2004.”

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